HORACE MANN MUTUAL FUNDS

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 2002

Information about the Small Cap Growth Fund is supplemented as follows:
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On December 17, 2002, BlackRock Financial Management, Inc.'s ("BlackRock") Small
and Mid Cap Growth Team will begin managing BlackRock's portion of the Small Cap Growth Fund. To reflect this change, the fourth paragraph in the "Main
Investment Strategies" section on page 10 of the Prospectus is hereby amended to read as follows:

         BlackRock's Small and Mid Cap Growth Team seeks to identify early stage companies with above average revenue and earnings per share growth potential. BlackRock focuses on companies with market capitalizations greater than $200 million and less than $2 billion. The team utilizes a bottom-up research process focusing on growth sectors and industries. Additionally, the team's strategy focuses on maintaining a valuation discipline to avoid over-paying for growth.

In addition, on page 21 of the Prospectus, the second paragraph in the "Subadvisers" section and the chart following such paragraph should be revised to provide that:

         Wilshire Associates Incorporated (the "Adviser") has discretion over the asset allocation mix between BlackRock and Mazama Capital Management, the two subadvisers of the Small Cap Growth Fund, and to the extent the Adviser deems appropriate to achieve the Fund's investment objective, may reallocate the percentage of the Fund's assets overseen by each subadviser at any time.

The paragraphs on page 23 of the Prospectus describing BlackRock's Small Cap Growth Team should be deleted and should be replaced with the following information regarding BlackRock's Small and Mid Cap Growth Team:

         The BlackRock Small and Mid Cap Growth Team includes the following individuals:

         Brian E. Stack, Managing Director, is head of the Small and Mid Cap Growth Team for BlackRock. In addition, he serves as back-up portfolio manager for the fundamental small, small/mid, and mid cap growth equity portfolios. Prior to joining BlackRock in 2002, Mr. Stack was the co-founder of Cyllenius Capital Management. Prior to founding Cyllenius in 2001, Mr. Stack was a portfolio manager at MFS Investment Management since 1993. Mr. Stack began his investment career in 1983 at the Chase Manhattan Bank, NA. Mr. Stack earned an AB degree in economics from Boston College in 1978 and an MBA degree from the University of Virginia in 1983.

         Neil Wagner, Director, is lead portfolio manager for all small, small/mid, and mid cap growth equity portfolios, including the BlackRock Small Cap Growth Fund. Prior to joining BlackRock in 2002, Mr. Wagner managed small and mid cap growth portfolios at MFS Investment Management since 1998. Mr. Wagner received a BA degree, summa cum laude, with high honors in mathematics and physics from Colgate University in 1993.



Dated:            December 13, 2002